                                                                    Exhibit 32.2


                        CERTIFICATION OF PERIODIC REPORT

I, Michael O'Reilly, Vice Chairman and Chief Financial Officer, of The Chubb Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2003



                                  /s/ Michael O'Reilly
                                  ----------------------------------------------
                                  Michael O'Reilly
                                  Vice Chairman and Chief Financial Officer